Administrative Services Agreement
Franklin Templeton Services, LLC
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Life Insurance Company of America
Nationwide Life and Annuity Company of America

THIS AGREEMENT, by and between Franklin Templeton Services, LLC (the “Fund Administrator”), Nationwide Life Insurance Company, Nationwide Life and Annuity Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (each of which is referred to as the “Company”), concerning certain administrative services with respect to each series (“Fund” or “Funds”) of Franklin Templeton Variable Insurance Products Trust (the “Trust”), which Funds are specified in the Amended and Restated Participation Agreement, as may be amended from time to time, among the Company, the Trust, and Franklin Templeton Distributors, Inc. (the “Underwriter”), among others, dated May 1, 2003 (the “Participation Agreement”).

1.           Administrative Services. Administrative services for the Company’s Separate Accounts (the “Account” or “Accounts”)  which invest in the Funds pursuant to the Participation Agreement, and administrative services for purchasers of variable life and annuity contracts (the “Contracts”) issued through the Accounts, are and shall be the responsibility of the Company.  Administrative services  with respect to the Funds in which the Accounts invest, and for purchasers of shares of the Funds, are and shall be the responsibility of the Fund Administrator or its affiliates.   The Company has agreed to assist the Fund Administrator, as the Fund Administrator may request from time to time, with the provision of administrative services (“Administrative Services”) to the Funds, on a sub-administration basis, as they may relate to the investment in the Funds by the Accounts.  It is anticipated that the Administrative Services may include, but may not be limited to, the services listed on Schedule A.

2.           Administrative Expense Payments.  The Fund Administrator recognizes the Company, on behalf of the Accounts, as the shareholder of shares of the Funds purchased under the Participation Agreement on behalf of the Accounts.  The Fund Administrator further recognizes that it will derive a substantial administrative convenience by virtue of having the Company be the shareholder of record of shares of the Funds purchased under the Participation Agreement, rather than multiple shareholders having record ownership of such shares.  The Fund Administrator recognizes that the Company will provide administrative services necessary to facilitate investment in the Funds.

In consideration of the Administrative Services provided by the Company and the administrative convenience resulting to the Fund Administrator described above, the Fund Administrator agrees to pay the Company a fee as set forth in Schedule B.

3.           Computation of Administrative Expense Payments.  As soon as practicable after the end of each quarter, the Company will send the Fund Administrator, at the address indicated in this Paragraph 3 and in the manner set forth below, a statement of the average daily net assets for the preceding quarter, of shares of the Fund as to which the fee stated in Schedule B is to be calculated.  The Fund Administrator will calculate and pay the Company its fee within thirty (30) days after the end of the three-month periods ending in January, April, July and October.  Such payment will be by wire transfer unless the amount thereof is less than $500.  Wire transfers will be sent to the bank account and in the manner specified by the Company.  Such wire transfer will be separate from wire transfers of redemption proceeds and distributions.  Amounts less than $500 shall be paid by check or by another method acceptable to both parties. For purposes of this Paragraph 3, the average daily net asset value of the shares of a Fund will be based on the net assets reported each Business Day by the Trust on behalf of each Fund to the Company.  “Business Day” will mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

For purposes of this Paragraph 3, the address shall be Corporate Accounting, Franklin Resources, One Franklin Parkway, San Mateo, California  94403; Attention: Mike Corcoran, Manager.

4.           Confidentiality of Payment Rate.  The Company acknowledges that the rate and amount of payments to be made to the Company under this Agreement are proprietary and confidential information of the Fund Administrator and its affiliates, and that disclosure of this information to third parties may cause damage to Fund Administrator or its affiliates.  The Company agrees to take any and all reasonable actions to limit disclosure of this information to only those of its employees, officers, consultants and agents who need the information in order to perform their duties, and to notify such persons of the terms of this paragraph.  In the event any other party seeks to compel disclosure of confidential information through judicial or administrative process, then the Company, if legally permitted shall promptly give the Fund Administrator written notice of such demand and, if requested by the Fund Administrator, shall cooperate in the Fund Administrator’s efforts to challenge or limit any such disclosure.  Violation of the confidentiality provision shall be grounds for immediate termination of the Agreement by the  Fund Administrator in its sole discretion.  Nothing in this Agreement shall prevent the Company from disclosing the existence of this Agreement in the Contracts’ prospectuses or elsewhere.

5.           Nature of Payments. The parties to this Agreement recognize and agree that the Fund Administrator’s payments to the Company relate to Administrative Services only and do not constitute payment in any manner for investment advisory services, for costs of distribution of Contracts or of shares of the Fund, or for services that the Company is otherwise required to perform, and that these payments are not otherwise related to investment advisory or distribution services or expenses.  The amount of the payments made by the Fund Administrator to the Company under this Agreement shall not be deemed to be conclusive with respect to actual administrative expenses incurred by the Company or savings of the Fund Administrator.

6.           Notice.  Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth in Schedule C of this Agreement or at such other address as such party may from time to time specify in writing to the other party.  The quarterly statements called for in Paragraph 3 above should be sent to the Fund Administrator at the address specified in Paragraph 3.

7.           Termination.  This Agreement may be terminated upon sixty (60) days’ written notice from one party to the other party.  Notwithstanding, fees will continue to be due and payable with respect to the shares attributable to existing Contracts on the date of such termination for so long as such shares are held in the Accounts provided that such payment and receipt of such fees complies with applicable laws, rules and regulations.

8.           Representation.  The Company represents and agrees that it will maintain and preserve all records as required by law to be maintained and preserved in connection with providing the Administrative Services, and will otherwise comply with all laws, rules and regulations applicable to Administrative Services.

9.           Amendment.  This Agreement may be amended only upon mutual agreement of the parties hereto in writing.

10.           Assignment.  This Agreement shall not be assigned by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that such limitation shall not apply should the Fund Administrator cease to be the fund administrator for the Trust and the successor fund administrator for the Trust is willing to assume Fund Administrator’s responsibilities hereunder.

11.           Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original but all of which will together constitute one and the same instrument.

12.           Entire Agreement.  This Agreement, together with the attached Schedules, contains the entire agreement among the parties with respect to the matters dealt with herein, and supersedes any prior or inconsistent agreements, documents, understandings or arrangements among the parties with respect to the subject matter of this Agreement.

13.           Indemnification.   This Agreement will be subject to the indemnification provisions of the Participation Agreement.

14.           Arbitration.  In the event of a dispute concerning any provision of this Agreement, either party may require the dispute to be submitted to binding arbitration under the commercial arbitration rules of the American Arbitration Association.  Each party will pay its own costs and expenses.  Judgment upon any arbitration award may be entered by any court having jurisdiction.  This Agreement shall be interpreted in accordance with the laws of the state of California and shall be subject to any applicable federal securities laws.

15.           Trust Not a Party.  The parties to this Agreement acknowledge and agree that the Trust is not directly or indirectly a party to this Agreement.  If, however, the Trust shall be so deemed, the parties to this Agreement acknowledge and agree that any liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied out of the assets of the Trust and that no trustee, officer, agent or holder of shares of beneficial interest of the Trust or any Fund will be personally liable for such liabilities.  No Fund of the Trust will be liable for the obligations or liabilities of any other Fund.

This Agreement is dated this 1st day of May, 2003.

Nationwide Life Insurance Company By: Name: [Kevin S. Crossett] Title: [V.P. - Associate General Counsel]	Nationwide Life and Annuity Insurance Company By: Name: [Kevin S. Crossett] Title: [V.P. - Associate General Counsel]
Nationwide Life Insurance Company of America By: Name: [Kevin S. Crossett] Title: [V.P. - Associate General Counsel]	Nationwide Life and Annuity Company of America By: Name: [Kevin S. Crossett] Title: [V.P. - Associate General Counsel]
Franklin Templeton Services, LLC By: Name: Robert Hays Title: Vice President

Schedule A

Administrative Services

Maintenance of Books and Records

•	Assist as necessary to maintain book entry records on behalf of the Funds regarding issuance to, transfer within (via net purchase orders) and redemption by the Accounts of Fund shares.

•
Maintain general ledgers regarding the Accounts’ holdings of Fund shares, coordinate and reconcile information, and coordinate maintenance of ledgers by financial institutions and other contract owner service providers.

Communication with the Funds

•	Serve as the designee of the Funds for receipt of purchase and redemption orders from the Account and to transmit such orders, and payment therefor, to the Funds.

•	Coordinate with the Funds’ agents respecting daily valuation of the Funds’ shares and the Accounts’ units.

•	Purchase Orders

Determine net amount available for investment in the Funds.
Deposit receipts at the Funds’ custodians (generally by wire transfer).
Notify the custodians of the estimated amount required to pay dividends or distributions.

•	Redemption Orders

Determine net amount required for redemptions by the Funds.
Notify the custodian and Funds of cash required to meet payments.

•	Purchase and redeem shares of the Funds on behalf of the Accounts at the then-current price in accordance with the terms of each Fund’s then current prospectus.

•
Assistance in enforcing procedures adopted on behalf of the Trust to reduce, discourage, or eliminate market timing transactions in a Fund’s shares in order to reduce or eliminate adverse effects on a Fund or its shareholders.

Processing Distributions from the Funds

•	Process ordinary dividends and capital gains.

•	Reinvest the Funds’ distributions.

Reports

•
Periodic information reporting to the Funds, including, but not limited to, furnishing registration statements, prospectuses, statements of additional information, reports, solicitations for instructions, sales or promotional materials and any other filings with the Securities and Exchange Commission with respect to the Accounts invested in the Funds.

•	Periodic information reporting about the Funds to contract owners, including necessary delivery of the Funds’ prospectus and annual and semi-annual reports.

Fund-related Contract Owner Services

•
Maintain adequate fidelity bond or similar coverage for all Company officers, employees, investment advisors and other individuals or entities controlled by the Company who deal with the money and/or securities of the Funds.

•	Provide general information with respect to Fund inquiries (not including information about performance or related to sales).

•	Provide information regarding performance of the Funds and the subaccounts of the Accounts.

•	Oversee and assist the solicitation, counting and voting or contract owner voting interests in the Funds pursuant to Fund proxy statements.

Other Administrative Support

•	Provide other administrative and legal compliance support for the Funds as mutually agreed upon by the Company and the Funds or the Fund Administrator.

•	Relieve the Funds of other usual or incidental administrative services provided to individual contract owners.

Schedule B

Administrative Expense Payments

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts.  The payment will be computed and paid in the manner described more completely in the Agreement.

#	Company	Product Name/ 1933 Act No.	Funds of the Trust	Fee Rate	Date of Beginning of Period for Computation of Fee
1.	Nationwide Life Insurance Company	NEA Valuebuilder 2-75174	Class 1 Shares: Templeton Foreign Securities Fund	___%	05/01/03
2.	Nationwide Life Insurance Company	BOA Future II 33-103093	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
3.	Nationwide Life Insurance Company	BOA All American Gold 33-103094	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
4.	Nationwide Life Insurance Company	BOA Achiever 33-103095	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
5.	Nationwide Life Insurance Company	BOA Future Venue 333-104513	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
6.	Nationwide Life Insurance Company	BOA Exclusive Venue 333-104511	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
7.	Nationwide Life Insurance Company	BOA Elite Venue 333-104512	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
8.	Nationwide Life Insurance Company	BOA Choice Venue II 333-104510	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
9.	Nationwide Life Insurance Company	Schwab VA 333-105992	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
10.	Nationwide Life Insurance Company	All American Annuity 33-89560	Class 1 Shares: Franklin Rising Dividends Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
11.	Nationwide Life Insurance Company	BOA Future 333-28995	Class 1 Shares: Templeton Foreign Securities Fund	___%	05/01/03
12.	Nationwide Life Insurance Company	BOA V 333-56073	Class 1 Shares: Templeton Foreign Securities Fund	___%	05/01/03
13.	Nationwide Life Insurance Company	BOA America's Income Annuity 333-79327	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
14.	Nationwide Life Insurance Company	BOA Advisor 333-91890	Class 2 Shares: Franklin Small Cap Value Securities Fund Franklin U.S. Government Fund Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund	___%	05/01/03
15.	Nationwide Life Insurance Company	BOA TruAccord Annuity 333-104339	Class 2 Shares: Templeton Foreign Securities Fund	___%	05/01/03
16.	Nationwide Life Insurance Company	BOA MSPVL 33-62795	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
17.	Nationwide Life Insurance Company	BOA FPVUL 33-42180	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
18.	Nationwide Life Insurance Company	BOA The Next Generation 33-31725	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
19.	Nationwide Life Insurance Company	BOA COLI Future 33-43671	Class 2 Shares: Templeton Foreign Securities Fund	___%	05/01/03
20.	Nationwide Life Insurance Company	BOA Last Survivor Future 33-52617	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
21.	Nationwide Life Insurance Company	BOA Last Survivor III 333-94037	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
22.	Nationwide Life Insurance Company	BOA MSPVL Future 333-52615	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
23.	Nationwide Life Insurance Company	BOA Protection FPVUL 333-69160	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
24.	Nationwide Life Insurance Company	Protection Last Survivor 333-83010	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
25.	Nationwide Life and Annuity Insurance Company	COLI Future 333-43639	Class 2 Shares: Templeton Foreign Securities Fund	___%	05/01/03
26.	Nationwide Life and Annuity Insurance Company	Private Client CVUL 333-59517	Class 2 Shares: Templeton Foreign Securities Fund	___%	05/01/03
27.	Nationwide Life Insurance Company	Private Placement Variable Universal Life N/A	Class 2 Shares: Templeton Foreign Securities Fund	___%	05/01/03
28.	Nationwide Life and Annuity Company of America	Options Premier 333-67775	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
29.	Nationwide Life and Annuity Company of America	Survivor Options Premier 333-82611	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
30.	Nationwide Life Insurance Company of America	Options Premier 333-71763	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
31.	Nationwide Life Insurance Company of America	Options Plus 33-421333	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
32.	Nationwide Life Insurance Company of America	Survivor Options Elite 333-82613	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03
33.	Nationwide Life Insurance Company of America	Survivor Options Premier 333-84475	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	___%	05/01/03

Schedule C

Addresses for Notices

If to the Company:                                                                Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Life Insurance Company of America
Nationwide Life and Annuity Company of America
One Nationwide Plaza, 01-12-04
Columbus, OH 43215
Attention: Vice President – Investment Advisory Services

With a copy to:                                                                Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Life Insurance Company of America
Nationwide Life and Annuity Company of America
One Nationwide Plaza, 01-09-V3
Columbus, OH 43215
Attention: Associate General Counsel

If to the Fund Administrator:                                                                Franklin Templeton Services, LLC
One Franklin Parkway, Bldg. 920 2nd Floor
San Mateo, California  94403
Attention:  Karen Skidmore

With a copy to:                                                                Franklin Templeton Investments
One Franklin Parkway, Bldg. 920 2nd  Floor
San Mateo, California  94403
Attention:  Murray Simpson
General Counsel

Amendment #1 to
Administrative Services Agreement
Franklin Templeton Services, LLC
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Nationwide Life Insurance Company of America
Nationwide Life and Annuity Company of America

THE ADMINISTRATIVE SERVICES AGREEMENT, dated as of May 1, 2003, by and among Franklin Templeton Services, LLC, Nationwide Life Insurance Company, Nationwide Life and Annuity Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (the “Agreement”) is hereby amended as follows:

1.           Schedule B of the Agreement is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

2.           All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed as of June 5, 2006.

Nationwide Life Insurance Company By: Name: [William G. Goslee] Title: [Vice President]	Nationwide Life and Annuity Insurance Company By: Name: [William G. Goslee] Title: [Vice President]
Nationwide Life Insurance Company of America By: Name: [William G. Goslee] Title: [Vice President]	Nationwide Life and Annuity Company of America By: Name: Title:
Franklin Templeton Services, LLC By: Name: Robert C. Hays Title: Vice President

Schedule B

Administrative Expense Payments

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts.  The payment will be computed and paid in the manner described more completely in the Agreement.  Only one fee rate is in effect for each Contract; for each Contract, fee rates listed adjacent to the most recent date in the column “Date of Beginning of Period for Computation of Fee” supercede and replace other fee rates for such Contract, which are listed for reference only.

#	Company	Product Name/ 1933 Act No.	Funds of the Trust	Fee Rate	Date of Beginning of Period for Computation of Fee
1.	Nationwide Life Insurance Company	Soloist 2-58043	Class 3 Shares: Templeton Foreign Securities Fund	____%	05/01/04
2.	Nationwide Life Insurance Company	Successor 333-80481	Class 3 Shares: Templeton Foreign Securities Fund	____%	05/01/04
3.	Nationwide Life Insurance Company	NEA Valuebuilder 2-75174	Class 1 Shares: Templeton Foreign Securities Fund	____%	05/01/03
4.	Nationwide Life Insurance Company	BOA Future II 33-103093	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____%	05/01/04
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
5.	Nationwide Life Insurance Company	BOA All American Gold 33-103094	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
6.	Nationwide Life Insurance Company	BOA Achiever 33-103095	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
7.	Nationwide Life Insurance Company	BOA Future Venue 333-104513	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
8.	Nationwide Life Insurance Company	BOA Exclusive Venue 333-104511	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
9.	Nationwide Life Insurance Company	BOA Elite Venue 333-104512	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
10.	Nationwide Life Insurance Company	BOA Choice Venue II 333-104510	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
11.	Nationwide Life Insurance Company	Schwab VA 333-105992	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Foreign Securities Fund	____%	05/01/04
12.	Nationwide Life Insurance Company	All American Annuity 33-89560	Class 1 Shares: Franklin Rising Dividends Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
13.	Nationwide Life Insurance Company	BOA Future 333-28995	Class 1 Shares: Templeton Foreign Securities Fund	____%	05/01/03
Class 2 Shares:
Franklin Income Securities Fund
Franklin Small Cap Value Securities Fund
Class 3 Shares:
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Income Securities Fund

				____%	05/01/06
14.	Nationwide Life Insurance Company	BOA V 333-56073	Class 1 Shares: Templeton Foreign Securities Fund	____%	05/01/03
Class 2 Shares:
Franklin Income Securities Fund
Franklin Small Cap Value Securities Fund
Class 3 Shares:
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Income Securities Fund

				____%	05/01/06
15.	Nationwide Life Insurance Company	BOA America's Income Annuity 333-79327	Class 2 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
16.	Nationwide Life Insurance Company	BOA Advisor 333-91890	Class 2 Shares: Franklin Small Cap Value Securities Fund Franklin U.S. Government Fund Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Growth Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
17.	Nationwide Life Insurance Company	BOA TruAccord Annuity 333-104339	Class 2 Shares: Templeton Foreign Securities Fund Franklin Small Cap Value Securities Fund Class 3 Shares: Templeton Foreign Securities Fund	____% ____% ____%	05/01/03 05/01/05 05/01/04
18.	Nationwide Life Insurance Company	BOA MSPVL 33-62795	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
19.	Nationwide Life Insurance Company	BOA FPVUL 33-42180	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
20.	Nationwide Life Insurance Company	BOA The Next Generation FPVUL 33-31725	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
21.	Nationwide Life Insurance Company	BOA CVUL Future 33-43671	Class 2 Shares: Templeton Foreign Securities Fund Franklin Small Cap Value Securities Fund	____% ____%	05/01/03 05/01/05
22.	Nationwide Life Insurance Company	BOA Last Survivor Future 33-52617	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
23.	Nationwide Life Insurance Company	BOA Last Survivor III 333-94037	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
24.	Nationwide Life Insurance Company	BOA MSPVL Future 333-52615	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
25.	Nationwide Life Insurance Company	BOA Protection FPVUL 333-69160	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
26.	Nationwide Life Insurance Company	Protection Last Survivor 333-83010	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
27.	Nationwide Life Insurance Company	BOA The Next Generation FPVUL II 333-117998	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund	____%	05/01/04
			Class 3 Shares: Templeton Global Income Securities Fund	____%	05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
28.	Nationwide Life Insurance Company	Nationwide Options Select NY 333-121879	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund	____%	05/01/04
			Class 3 Shares: Templeton Global Income Securities Fund	____%	05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
29.	Nationwide Life and Annuity Insurance Company	BOA CVUL Future NLAIC 333-43639	Class 2 Shares: Templeton Foreign Securities Fund Franklin Small Cap Value Securities Fund	____% ____%	05/01/03 05/01/05
30.	Nationwide Life and Annuity Insurance Company	Private Client CVUL 333-59517	Class 2 Shares: Templeton Foreign Securities Fund	____%	05/01/03
31.	Nationwide Life and Annuity Insurance Company	Nationwide Options Select 333-121878	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Foreign Securities Fund	____%	05/01/04
			Class 3 Shares: Templeton Global Income Securities Fund	____%	05/01/05
			Class 2 Shares: Franklin Income Securities Fund	____%	05/01/06
32.	Nationwide Life Insurance Company	Private Placement Variable Universal Life Not Registered	Class 2 Shares: Templeton Foreign Securities Fund	____%	05/01/03
			Class 2 Shares: Templeton Developing Markets Securities Templeton Global Income Securities Fund	____%	07/01/04
Class 2 Shares:
Franklin Rising Dividends Securities Fund
Franklin Small Cap Value Securities Fund
Franklin Small-Mid Cap Growth Securities
Franklin U.S. Government Fund
Mutual Discovery Securities Fund
Templeton Growth Securities Fund

				____%	11/01/04
33.	Nationwide Life and Annuity Company of America	Options Premier 333-67775	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
34.	Nationwide Life and Annuity Company of America	Survivor Options Premier 333-82611	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
35.	Nationwide Life Insurance Company of America	Options Premier 333-71763	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
36.	Nationwide Life Insurance Company of America	Options Plus 33-421333	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
37.	Nationwide Life Insurance Company of America	Survivor Options Elite 333-82613	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
38.	Nationwide Life Insurance Company of America	Survivor Options Premier 333-84475	Class 1 Shares: Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund Templeton Foreign Securities Fund	____%	05/01/03
			Class 3 Shares: Templeton Developing Markets Securities Fund Templeton Global Income Securities Fund	____% ____%	05/01/04 05/01/05
39.	Nationwide Life Insurance Company	BOA IV
Class 2 Shares:
Franklin Income Securities Fund
Franklin Small Cap Value Securities Fund

Class 3 Shares:
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Income Securities Fund

				____%	05/01/06
40.	Nationwide Life Insurance Company	BOA Vision
Class 2 Shares:
Franklin Income Securities Fund
Franklin Small Cap Value Securities Fund

Class 3 Shares:
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Income Securities Fund

				____%	05/01/06
41.	Nationwide Life Insurance Company	NEBA
Class 2 Shares:
Franklin Income Securities Fund
Franklin Small Cap Value Securities Fund

Class 3 Shares:
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Income Securities Fund

				____%	05/01/06
42.	Nationwide Life Insurance Company	Choice
Class 2 Shares:
Franklin Income Securities Fund
Franklin Small Cap Value Securities Fund

Class 3 Shares:
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Income Securities Fund

				____%	05/01/06
43.	Nationwide Life Insurance Company	Exclusive II
Class 2 Shares:
Franklin Income Securities Fund
Franklin Small Cap Value Securities Fund

Class 3 Shares:
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Income Securities Fund

				____%	05/01/06